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                                                                 Exhibit 10.15.2

                            MASTER SECURITY AGREEMENT

                   Dated as of October 16, 2003 ("Agreement")

      THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and Viacell, Inc., its affiliates and subsidiaries now in existence or acquired hereafter ("Debtor"). Secured Party has an office at 401 Merritt 7, Suite 23, Norwalk, CT 06851-1177. Debtor is a corporation organized and existing under the laws of the state of DE (the "State"). Debtor's mailing address and chief place of business is 131 Clarendon St., Boston, MA 02116.

1.    CREATION OF SECURITY INTEREST.

      Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("Collateral Schedule"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "Collateral"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extension and modifications of such debts, obligations to Secured Party (such Notes, debts, obligations and liabilities are called the "Indebtedness").

2.    REPRESENTATIONS, WARRANTIES, AND COVENANTS OF DEBTOR.

      Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

      (a) Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

      (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

      (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

      (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;
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      (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

      (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

      (g) All financial statements delivered to Secured Party in connection with the indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

      (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

      (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

      (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

      (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "Permitted Liens"); and

      (l) Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23,
2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3.    COLLATERAL.

      (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other collateral in which Secured Party's security interest may be perfected only by
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possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

      (b) Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good operating order and repair, normal wear and tear expected, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

      (c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

      (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

      (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

      (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.    INSURANCE.

      (a) Debtor shall at all times bear the entire risk of any loss, theft, damages to, or destruction of, any of the Collateral from any cause whatsoever.

      (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except
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upon thirty (30) days prior written notice to Secured Party. Debtor appoints
Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.    REPORTS.

      (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

      (b) Debtor will deliver to Secured Party Debtor's complete financial statements, certified by a recognized firm or certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor's quarterly financial reports certified by Debtor's chief financial officer, within ninety (90) days after the close of each of Debtor's fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.    FURTHER ASSURANCES.

      (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

      (b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the
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Collateral and containing any other information required by the Uniform
Commercial Code if filed prior to the date hereof.

      (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.    DEFAULT AND REMEDIES.

      (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

            (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

            (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

            (iii) Debtor breaches any of its insurance obligations under Section 4;

            (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

            (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

            (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

            (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

            (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

            (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

            (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

            (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

            (xii) Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral; or
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            (xiii) Debtor defaults under any other material obligation for (A)
borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement.

      (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

      (c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

      (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

      (e) Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

      (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY
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DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A
waiver on any one occasion shall not be construed as a part to or waiver of any right or remedy on any future occasion.

      (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENTMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMETN, ANY OTHER DEBT DOCUMETNS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.    MISCELLANEOUS.

      (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

      (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

      (c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

      (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

      (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction and interpretation of this Agreement.

      (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore payment of all or any portion of the Indebtedness (all as though such payment had never been made).

      (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECT BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

            IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                                       DEBTOR:

General Electric Capital Corporation             Viacell, Inc.

By:   /s/ John Edel                         By:   /s/ Jeff Sacher
     ____________________________                ___________________________

Name: John Edel                             Name: Jeff Sacher
     ____________________________                ___________________________

Title: SVP                                  Title: CFO
      ___________________________                ___________________________

                                    AMENDMENT

            THIS AMENDMENT is made as of the 16th day of October, 2003, between General Electric Capital Corporation ("Secured Party") and Viacell, Inc. ("Debtor") in connection with that certain Master Security Agreement, dated as of October 16, 2003 ("Agreement"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

      2.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

      Subsection (m) is hereby added to and made a part of the Agreement and reads as follows:

      "(m) Debtor's Intellectual Property, as defined in Section 7 below, is and will remain free and clear of all liens, claims and encumbrances of any kind whatsoever, except for Permitted Liens as defined in subsection (k) of this Section."

      5.    REPORTS.

      Subsection (b) is hereby amended in its entirety and replaced with the following:

      "(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor's Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles ("GAAP") and, if Debtor is a publicly held company, are to be in compliance with SEC requirements."

      7.    DEFAULT AND REMEDIES.

      Subsection (a) is hereby amended in its entirety and replaced with the following:

      "(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

      (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) business days;

      (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

      (iii) Debtor breaches any of its insurance obligations under Section 4 and fails to cure the breach within ten (10) business days;

      (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

      (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

      (vi) Any of the collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

      (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party and fails to cure the breach within ten (10) business days;

      (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

      (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

      (x) A receiver is appointed for all or any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

      (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

      (xii) Debtors improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral; or

      (xiii) Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement.

      (xiv) At any time during the term of this Agreement Debtor sells more than 50% of its interest in the company to another corporation or business or all or substantially all of its assets without Secured Party's prior written consent.

      (xv) There is a material adverse change in the Debtor's financial condition as reasonably determined solely by Secured Party.

      (xvi) Debtor or any guarantor or other obligor for any of the Indebtedness sells, transfers, assigns, mortgages, pledges, leases, grants a security interest in or encumbers any or all of Debtor's Intellectual Property now existing or hereafter acquired. Intellectual Property shall consist of but not be limited to any and all owned or licensed patents, trademarks and copyrights. For purposes of this paragraph, xvi, licenses or sublicenses by the Debtor of its Intellectual Property as part of a research and development or similar arrangement shall be excluded. Debtor shall provide Lessor with a listing of licenses and sublicenses granted to third parties within ten (10) business days of receipt of written request. In the event Debtor closes on its initial public offering with a minimum raise of $50,000,000, then this event of default shall not apply."

            TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THEREIS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

GENERAL ELECTRIC CAPITAL CORPORATION                 VIACELL, INC.

By: /s/ John Edel                       By: /s/ Jeffrey A. Sacher
    ________________________________        _________________________________

Name: John Edel                         Name: Jeffrey A. Sacher
      ______________________________          _______________________________

Title: SVP                              Title: CFO
       _____________________________           ______________________________

                           COLLATERAL SCHEDULE NO. 001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of October 16, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Viacell, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated October 16, 2003 in the original principal amount of $2,500,000.00.

Quantity             Manufacturer                   Serial Number                  Year/Model and Type of Equipment
--------             ------------                   -------------                  --------------------------------



SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:                                            DEBTOR:
GENERAL ELECTRIC CAPITAL CORPORATION            VIACELL, INC.

By:     /s/ John Edel                          By:    /s/ Jeffrey A. Sacher
   -----------------------------                  ------------------------------

Name:  John Edel                               Name:  Jeffrey A. Sacher
     ---------------------------                    ----------------------------

Title: SVP                                     Title: CFO
      --------------------------                     ---------------------------

Date:                                          Date:  10/16/03
     ---------------------------                    ----------------------------

                           COLLATERAL SCHEDULE NO. 002

THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of October 16, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Viacell, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated October 16, 2003 in the original principal amount of $2,500,000.00.

Quantity             Manufacturer                   Serial Number                  Year/Model and Type of Equipment
--------             ------------                   -------------                  --------------------------------

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:                                 DEBTOR:
GENERAL ELECTRIC CAPITAL CORPORATION           VIACELL, INC.

By:     /s/ John Edel                          By:    /s/ Jeffrey A. Sacher
   -----------------------------                  ------------------------------

Name:  John Edel                               Name:  Jeffrey A. Sacher
     ---------------------------                    ----------------------------

Title: SVP                                     Title: CFO
      --------------------------                     ---------------------------

Date:                                          Date:  10/16/03
     ---------------------------                    ----------------------------

                                     ANNEX A

                                       TO
                           COLLATERAL SCHEDULE NO. 001
                          TO MASTER SECURITY AGREEMENT
                          DATED AS OF OCTOBER 16, 2003
                      CERTIFICATE OF DELIVERY/INSTALLATION

To: General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party")

           Pursuant to the provisions of the above Collateral Schedule to the above Mastery Security Agreement and the related Promissory Note (collectively, the "Loan"), the undersigned ("Debtor") hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on 10/16/03 and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number
of Units             Manufacturer                   Serial Numbers                 Model and Type of Equipment
--------             ------------                   --------------                 ---------------------------

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

                                                 VIACELL, INC.

                                                 By: /s/ Jeffrey A. Sacher
                                                    ____________________________
                                                 Name: Jeffrey A. Sacher
                                                      __________________________
                                                 Title: CFO
                                                       _________________________
                                                 Date: 10/16/03
                                                      __________________________

                                     ANNEX A

                                       TO
                           COLLATERAL SCHEDULE NO. 002
                          TO MASTER SECURITY AGREEMENT
                          DATED AS OF OCTOBER 16, 2003
                      CERTIFICATE OF DELIVERY/INSTALLATION

To: General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party")

           Pursuant to the provisions of the above Collateral Schedule to the above Mastery Security Agreement and the related Promissory Note (collectively, the "Loan"), the undersigned ("Debtor") hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on 10/16/03 and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number
of Units             Manufacturer                   Serial Numbers                 Model and Type of Equipment
--------             ------------                   --------------                 ---------------------------


SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

                                               VIACELL, INC.

                                               By: /s/ Jeffrey A. Sacher
                                                  ____________________________
                                               Name: Jeffrey A. Sacher
                                                    __________________________
                                               Title: CFO
                                                     _________________________
                                               Date: 10/16/03
                                                    __________________________

                                                           Date October 16, 2003


General Electric Capital Corporation
401 Merritt 7 Suite 23
Norwalk, CT 06851-1177


Gentlemen:

           You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated 10/16/03 and secured by that Security Agreement or Chattel Mortgage dated October 16, 2003, as follows:

GE Capital Corporation                 $ 66, 637.82 (Balance of Advance Payment,
                                       $ 10,000.00 will be taken from your Good
                                       Faith Deposit)
GE Capital Corporation                 $    7,187.50 (Interim Interest)
Viacell, Inc.                          $ 898,177.49
Silicon Valley Bank                    $1,527,997.19 (#1100117971)

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

                                                Very truly yours,
                                                VIACELL, INC.

                                                By: /s/ Jeffrey A. Sacher
                                                   _________________________
                                                Name: Jeffrey A. Sacher
                                                     _______________________
                                                Title: CFO
                                                      ______________________

                                                           Date October 16, 2003


General Electric Capital Corporation
401 Merritt 7 Suite 23
Norwalk, CT 06851-1177 Gentlemen:

           You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated 10/16/03 and secured by that Security Agreement or Chattel Mortgage dated October 16, 2003, as follows:


GE Capital Corporation                 $ 66, 637.82 (Balance of Advance Payment,
                                       $ 10,000.00 will be taken from your Good
                                       Faith Deposit)
GE Capital Corporation                 $     7,187.50 (Interim Interest)
Viacell, Inc.                          $  621,412.81
Silicon Valley Bank                    $1,491,218.16 (#1100111827)
Silicon Valley Bank                    $   166,977.99 (#1100093467)
Silicon Valley Bank                    $   146,565.72 (#1100105965)

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

                                                 Very truly yours,
                                                 VIACELL, INC.

                                                 By: /s/ Jeffrey A. Sacher
                                                    _________________________
                                                 Name: Jeffrey A. Sacher
                                                      _______________________
                                                 Title: CFO
                                                       ______________________

                                  VIACELL, INC.

                                   4146914-001

       MONTH                                                    PAYMENT           INTEREST           PRINCIPAL            BALANCE
       -----                                                    -------           --------           ---------            -------
  10/16/2003                  --       2,500,000.00                  --                 --                  --       2,500,000.00
   11/1/2003        2,500,000.00                 --           83,825.32           7,187.50           76,637.82       2,423,362.18
   12/1/2003        2,423,362.18                 --           76,637.82          13,934.33           62,703.49       2,360,658.69
    1/1/2004        2,360,658.69                 --           76,637.82          13,573.79           63,064.03       2,297,594.66
    2/1/2004        2,297,594.66                 --           76,637.82          13,211.17           63,426.65       2,234,168.01
    3/1/2004        2,234,168.01                 --           76,637.82          12,846.47           63,791.35       2,170,376.66
    4/1/2004        2,170,376.66                 --           76,637.82          12,479.66           64,158.16       2,106,218.50
    5/1/2004        2,106,218.50                 --           76,637.82          12,110.76           64,527.06       2,041,691.44
    6/1/2004        2,041,691.44                 --           76,637.82          11,739.72           64,898.10       1,976,793.34
    7/1/2004        1,976,793.34                 --           76,637.82          11,366.56           65,271.26       1,911,522.08
    8/1/2004        1,911,522.08                 --           76,637.82          10,991.26           65,646.56       1,845,875.52
    9/1/2004        1,845,875.52                 --           76,637.82          10,613.78           66,024.04       1,779,851.48
   10/1/2004        1,779,851.48                 --           76,637.82          10,234.15           66,403.67       1,713,447.81
   11/1/2004        1,713,447.81                 --           76,637.82           9,852.32           66,785.50       1,646,662.31
   12/1/2004        1,646,662.31                 --           76,637.82           9,468.31           67,169.51       1,579,492.80
    1/1/2005        1,579,492.80                 --           76,637.82           9,082.08           67,555.74       1,511,937.06
    2/1/2005        1,511,937.06                 --           76,637.82           8,693.64           67,944.18       1,443,992.88
    3/1/2005        1,443,992.88                 --           76,637.82           8,302.96           68,334.86       1,375,658.02
    4/1/2005        1,375,658.02                 --           76,637.82           7,910.03           68,727.79       1,306,930.23
    5/1/2005        1,306,930.23                 --           76,637.82           7,514.85           69,122.97       1,237,807.26
    6/1/2005        1,237,807.26                 --           76,637.82           7,117.39           69,520.43       1,168,286.83
    7/1/2005        1,168,286.83                 --           76,637.82           6,717.65           69,920.17       1,098,366.66
    8/1/2005        1,098,366.66                 --           76,637.82           6,315.61           70,322.21       1,028,044.45
    9/1/2005        1,028,044.45                 --           76,637.82           5,911.26           70,726.56         957,317.89
   10/1/2005          957,317.89                 --           76,637.82           5,504.57           71,133.25         886,184.64
   11/1/2005          886,184.64                 --           76,637.82           5,095.56           71,542.26         814,642.38
   12/1/2005          814,642.38                 --           76,637.82           4,684.20           71,953.62         742,688.76
    1/1/2006          742,688.76                 --           76,637.82           4,270.46           72,367.36         670,321.40
    2/1/2006          670,321.40                 --           76,637.82           3,854.35           72,783.47         597,537.93
    3/1/2006          597,537.93                 --           76,637.82           3,435.84           73,201.98         524,335.95
    4/1/2006          524,335.95                 --           76,637.82           3,014.93           73,622.89         450,713.06
    5/1/2006          450,713.06                 --           76,637.82           2,591.60           74,046.22         376,666.84
    6/1/2006          376,666.84                 --           76,637.82           2,165.83           74,471.99         302,194.85
    7/1/2006          302,194.85                 --           76,637.82           1,737.62           74,900.20         227,294.65
    8/1/2006          227,294.65                 --           76,637.82           1,306.95           75,330.87         151,963.78
    9/1/2006          151,963.78                 --           76,637.82             873.79           75,764.03          76,199.75
   10/1/2006           76,199.75                 --           76,637.89             438.14           76,199.75               0.00

Please note that the above amortization schedule has been provided to you as a courtesy. The above amortization schedule has been prepared using standard amortization software. You may want to submit a coy of this schedule along with the contract documents to your CPA firm so they can verify the calculations and that your accounting records comply with generally accepted accounting principles.

                                  VIACELL, INC.
                                   4146914-002

       MONTH                                                    PAYMENT           INTEREST           PRINCIPAL            BALANCE
       -----                                                    -------           --------           ---------            -------
  10/16/2003                  --       2,500,000.00                  --                 --                  --       2,500,000.00
   11/1/2003        2,500,000.00                 --           83,825.32           7,187.50           76,637.82       2,423,362.18
   12/1/2003        2,423,362.18                 --           76,637.82          13,934.33           62,703.49       2,360,658.69
    1/1/2004        2,360,658.69                 --           76,637.82          13,573.79           63,064.03       2,297,594.66
    2/1/2004        2,297,594.66                 --           76,637.82          13,211.17           63,426.65       2,234,168.01
    3/1/2004        2,234,168.01                 --           76,637.82          12,846.47           63,791.35       2,170,376.66
    4/1/2004        2,170,376.66                 --           76,637.82          12,479.66           64,158.16       2,106,218.50
    5/1/2004        2,106,218.50                 --           76,637.82          12,110.76           64,527.06       2,041,691.44
    6/1/2004        2,041,691.44                 --           76,637.82          11,739.73           64,898.09       1,976,793.35
    7/1/2004        1,976,793.35                 --           76,637.82          11,366.56           65,271.26       1,911,522.09
    8/1/2004        1,911,522.09                 --           76,637.82          10,991.25           65,646.57       1,845,875.52
    9/1/2004        1,845,875.52                 --           76,637.82          10,613.79           66,024.03       1,779,851.49
   10/1/2004        1,779,851.49                 --           76,637.82          10,234.14           66,403.68       1,713,447.81
   11/1/2004        1,713,447.81                 --           76,637.82           9,852.33           66,785.49       1,646,662.32
   12/1/2004        1,646,662.32                 --           76,637.82           9,468.31           67,169.51       1,579,492.81
    1/1/2005        1,579,492.81                 --           76,637.82           9,082.08           67,555.74       1,511,937.07
    2/1/2005        1,511,937.07                 --           76,637.82           8,693.64           67,944.18       1,443,992.89
    3/1/2005        1,443,992.89                 --           76,637.82           8,302.96           68,334.86       1,375,658.03
    4/1/2005        1,375,658.03                 --           76,637.82           7,910.03           68,727.79       1,306,930.24
    5/1/2005        1,306,930.24                 --           76,637.82           7,514.85           69,122.97       1,237,807.27
    6/1/2005        1,237,807.27                 --           76,637.82           7,117.39           69,520.43       1,168,286.84
    7/1/2005        1,168,286.84                 --           76,637.82           6,717.65           69,920.17       1,098,366.67
    8/1/2005        1,098,366.67                 --           76,637.82           6,315.61           70,322.21       1,028,044.46
    9/1/2005        1,028,044.46                 --           76,637.82           5,911.26           70,726.56         957,317.90
   10/1/2005          957,317.90                 --           76,637.82           5,504.57           71,133.25         886,184.65
   11/1/2005          886,184.65                 --           76,637.82           5,095.56           71,542.26         814,642.39
   12/1/2005          814,642.39                 --           76,637.82           4,684.20           71,953.62         742,688.77
    1/1/2006          742,688.77                 --           76,637.82           4,270.46           72,367.36         670,321.41
    2/1/2006          670,321.41                 --           76,637.82           3,854.35           72,783.47         597,537.94
    3/1/2006          597,537.94                 --           76,637.82           3,435.84           73,201.98         524,335.96
    4/1/2006          524,335.96                 --           76,637.82           3,014.93           73,622.89         450,713.07
    5/1/2006          450,713.07                 --           76,637.82           2,591.60           74,046.22         376,666.85
    6/1/2006          376,666.85                 --           76,637.82           2,165.83           74,471.99         302,194.86
    7/1/2006          302,194.86                 --           76,637.82           1,737.62           74,900.20         227,294.66
    8/1/2006          227,294.66                 --           76,637.82           1,306.95           75,330.87         151,963.79
    9/1/2006          151,963.79                 --           76,637.82             873.79           75,764.03          76,199.76
   10/1/2006           76,199.76                 --           76,637.91             438.15           76,199.76               0.00

Please note that the above amortization schedule has been provided to you as a courtesy. The above amortization schedule has been prepared using standard amortization software. You may want to submit a coy of this schedule along with the contract documents to your CPA firm so they can verify the calculations and that your accounting records comply with generally accepted accounting principles.